Exhibit 10.1

Execution Version
Delek Logistics Partners, LP
First Amendment to Third Amended and Restated Credit Agreement
This First Amendment to Third Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of August 12, 2020, by and among Delek Logistics Partners, LP, a Delaware limited partnership (the “MLP”), Delek Logistics Operating, LLC, a Delaware limited liability company (“Delek Operating”), Delek Marketing GP, LLC, a Delaware limited liability company (“Delek Marketing GP”), Delek Marketing & Supply, LP, a Delaware limited partnership (“Delek Marketing”), Delek Crude Logistics, LLC, a Texas limited liability company (“Delek Crude”), Delek Marketing-Big Sandy, LLC, a Texas limited liability company (“Delek Big Sandy”), Magnolia Pipeline Company, LLC, a Delaware limited liability company (“Magnolia”), El Dorado Pipeline Company, LLC, a Delaware limited liability company (“El Dorado”), SALA Gathering Systems, LLC, a Texas limited liability company (“SALA Gathering”), Paline Pipeline Company, LLC, a Texas limited liability company (“Paline”), DKL Transportation, LLC, a Delaware limited liability company (“DKL Transportation”), DKL Rio, LLC, a Delaware limited liability company (“DKL Rio”), DKL Caddo, LLC a Delaware limited liability company (“DKL Caddo”), Delek Logistics Finance Corp., a Delaware corporation (“Delek Finance”), DKL Big Spring, LLC, a Delaware limited liability company (“DKL Big Spring”) (the MLP, Delek Operating, Delek Marketing GP, Delek Marketing, Delek Crude, Delek Big Sandy, Magnolia, El Dorado, SALA Gathering, Paline, DKL Transportation, DKL Rio, DKL Caddo, Delek Finance, and DKL Big Spring are each individually referred to herein as a “Borrower” and are collectively referred to herein as the “Borrowers”), the Required Lenders party hereto and Fifth Third Bank, National Association, as Administrative Agent (the “Administrative Agent”).
Recitals:
        A. The Borrowers, the Guarantors, the Lenders and the L/C Issuers party thereto, the Administrative Agent, Bank of America, N.A., BBVA Compass, MUFG Bank Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, Citizens Bank, N.A., PNC Bank, National Association, U.S. Bank National Association, Bank Hapoalim B.M., Regions Bank, and SunTrust Bank, as Co-Documentation Agents, are party to a Third Amended and Restated Credit Agreement dated as of September 28, 2018 (as such agreement may be amended, modified, restated, or supplemented from time to time, the “Credit Agreement”).
        B. The Borrowers have requested that the Required Lenders (i) consent to the IDR Transaction (defined below) and (ii) make certain other amendments to the Credit Agreement as set forth herein, and the Required Lenders have agreed to such requests pursuant to the terms and conditions set forth herein.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
        Section 1. Defined Terms; Effective Date. This Amendment shall constitute a Loan Document, and the Recitals shall be construed as part of this Amendment. Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement. Without limiting the foregoing, “First Amendment Effective Date” means August 12, 2020.
        Section 2. Consent, Acknowledgement, and Agreement. The Required Lenders party hereto hereby consent to the IDR Transaction, and acknowledge and agree that the IDR Transaction will be permitted under Section 6.15 of the Credit Agreement as set forth in this Amendment.
        Section 3. Amendments to the Credit Agreement. (a) Section 1.1 of the Credit Agreement is amended to add thereto the following definitions of “BHC Act Affiliate”, “Consolidated Cash on Hand”, “Covered Entity”, “Default Right”, “Division”, “IDR Transaction” and “QFC”, each in the appropriate alphabetical order:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Consolidated Cash on Hand” means, as of any date of determination, the aggregate amount of all cash and Cash Equivalents on the consolidated balance sheet of the MLP and its Subsidiaries, which is not “restricted” for purposes of GAAP; provided, however, that the aggregate amount of Consolidated Cash on Hand shall not (i) include any cash or Cash Equivalents that are subject to a Lien (other than any Lien in favor of the Administrative Agent or a Lien permitted under Section 6.12(f)) or (ii) include any cash or Cash Equivalents that are restricted by contract, law or material adverse tax consequences from being applied to repay any Total Funded Debt of the Consolidated Group.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Division” means a division of the assets, liabilities and/or obligations of a Person among two or more surviving Persons, pursuant to a plan of division or similar arrangement under Delaware law (or any comparable event under a different jurisdiction’s laws).
“IDR Transaction” means the exchange by the General Partner of (i) its 2.0% economic general partner interest in the MLP and (ii) all of the incentive distribution rights in the MLP for (x) a non-economic general partner interest in the MLP, (y) newly issued limited partner interests in the MLP and (z) cash in amount not to exceed $45,000,000, which, in the case of both clauses (y) and (z) may be distributed in whole or in part directly to the General Partner or indirectly to one or more of the General Partner’s direct or indirect interest owners.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
        (b) Section 1.1 of the Credit Agreement is further amended by amending and restating the definitions of “Senior Leverage Ratio” and “Total Leverage Ratio”, respectively, to read in their entirety as follows:
“Senior Leverage Ratio” means, as of the date of determination thereof, the ratio of (a) Total Funded Debt as of such date that is not Subordinated Debt and that is secured by a Lien or Liens on any Property of the Consolidated Group minus Consolidated Cash on Hand as of such date in an amount not to exceed $20,000,000 to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a one-quarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures. Notwithstanding the foregoing, solely with respect to the covenants set forth in Section 6.20 as reflected in the quarterly report and officer’s certificate required to be delivered pursuant to Section 6.1(a) and 6.1(c), respectively, for the fiscal quarter ended June 30, 2020, “Senior Leverage Ratio” means the ratio of (a) Total Funded Debt as of such date that is not Subordinated Debt and that is secured by a Lien or Liens on any Property of the Consolidated Group to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a one-quarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures.
“Total Leverage Ratio” means, as of the date of determination thereof, the ratio of (a) Total Funded Debt as of such date minus Consolidated Cash on Hand as of such date in an amount not to exceed $20,000,000 to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a one-quarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures. Notwithstanding the foregoing, solely with respect to the covenants set forth in Section 6.20 as reflected in the quarterly report and officer’s certificate required to be delivered pursuant to Section 6.1(a) and 6.1(c), respectively, for the fiscal quarter ended June 30, 2020, “Total Leverage Ratio” means the ratio of (a) Total Funded Debt as of such date to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a one-quarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures.
        (c) Section 1 of the Credit Agreement is amended by adding a new Section 1.5 to the end thereof, which shall read in its entirety as follows:

         Section 1.5. Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of Division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time. Except to the extent permitted by this Agreement, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, consummate a Division without the prior written consent of Administrative Agent.
        (d) Clause (c) of Section 6.15 of the Credit Agreement is amended and restated to read in its entirety as follows:
         (c) (i) each Borrower and each Subsidiary may purchase, redeem or otherwise acquire its Ownership Interests in exchange for or with the proceeds received from the substantially concurrent issue of new common or subordinated Ownership Interests and (ii) the IDR Transaction is expressly permitted.
        (e) Section 10 of the Credit Agreement is amended by adding a new Section 10.30 to the end thereof, which shall read in its entirety as follows:
        Section 10.30. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
        (f) Exhibit E to the Credit Agreement is amended and restated in its entirety to read as set forth on Annex I attached hereto.
        Section 4. Conditions Precedent. This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 4 to the satisfaction of Administrative Agent:
        (a) The Administrative Agent shall have received (i) this Amendment executed and delivered by each of the Borrowers and by the Required Lenders and (ii) the acknowledgement page hereto executed by each of the Guarantors.
        (b) No Default or Event of Default shall exist as of the First Amendment Effective Date.
        (c) The Administrative Agent shall have received payment of all fees due and payable in connection with this Amendment, which fees include an amendment fee for the account of each of the Lenders that have delivered their signatures to this Amendment on or before 12:00 Noon (Cincinnati time) on the First Amendment Effective Date (each, a “Consenting Lender”) in an amount equal to .05% of aggregate U.S. Revolving Credit Commitment and Canadian Revolving Credit Commitment of each such Consenting Lender.
        Section 5. Acknowledgement of Liens. Each Borrower hereby acknowledges, confirms and agrees that the Administrative Agent has a valid, enforceable and perfected lien upon and first-priority security interest in (subject only to Permitted Liens) the Collateral granted to the Administrative Agent pursuant to the Loan Documents, and nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for thereby as to the indebtedness, obligations and liabilities which would be secured thereby prior to giving effect to this Amendment.
        Section 6. Representations and Warranties of Borrowers. To induce the Required Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the L/C Issuers that, as of the First Amendment Effective

Date: (a) immediately after giving effect to this Amendment, no representation or warranty of such Borrower in any Loan Document, including this Amendment, shall be untrue or incorrect (or, in the case of any representation or warranty not qualified as to materiality, untrue and incorrect in any material respect) as of the First Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date, in which case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) no Default or Event of Default exists and is continuing, or would result herefrom, and (c) such Borrower has the power and authority to execute, deliver and perform this Amendment and has taken all necessary action to authorize its execution, delivery and performance of this Amendment.
        Section 7. Miscellaneous.
        (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers, and their respective successors and assigns. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Borrowers, the Administrative Agent, the Lenders and the L/C Issuers with respect to the transactions contemplated hereby and there shall be no third-party beneficiaries of any of the terms and provisions of this Amendment.
        (b) Entire Amendment. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Except as specifically waived and amended hereby, all of the terms and conditions set forth in the Credit Agreement shall stand and remain unchanged and in full force and effect.
        (c) Fees and Expenses. The Borrowers agree to pay promptly following demand all reasonable costs and out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other documents being executed and delivered in connection herewith and the transactions contemplated hereby.
        (d) Headings. Section and sub-section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
        (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
        (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Loan Documents, the provision contained in this Amendment shall govern and control.
        (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or by e-mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.
        (h) Governing Law; Waiver of Jury Trial. The provisions contained in Sections 10.14 (Governing Law; Jurisdiction; Etc.) and 10.20 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.
[Signature Pages to Follow]

In Witness Whereof, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first set forth above.
“Borrowers”
Delek Logistics Partners, LP, a Delaware limited partnership
By: Delek Logistics GP, LLC, a Delaware limited liability company
 By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
Delek Logistics Operating, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Delek Marketing GP, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
Delek Marketing & Supply LP, a Delaware limited partnership
By: Delek Marketing GP, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Delek Crude Logistics, LLC, a Texas limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

Delek Marketing-Big Sandy, LLC, a Texas limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Magnolia Pipeline Company, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

El Dorado Pipeline Company, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

SALA Gathering Systems, LLC, a Texas limited liability company
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
Paline Pipeline Company, LLC, a Texas limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

DKL Transportation, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
DKL Rio, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

DKL Caddo, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary
Delek Logistics Finance Corp., a Delaware corporation
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

DKL Big Spring, LLC, a Delaware limited liability company
        By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

“Administrative Agent”
Fifth Third Bank, National Association, as Administrative Agent
By: /s/ Gregory Fuhrmeister
Name: Gregory Fuhrmeister
Title:  Director

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Exhibit 10.1

Execution Version
“Lender”
Fifth Third Bank, National Association, as Lender
By: /s/ Gregory Fuhrmeister
Name: Gregory Fuhrmeister
Title: Director

Bank of America, N.A., as Lender
By: /s/ Ryan Vetsch
Name: Ryan Vetsch
Title:  SVP

Barclays Bank PLC, as Lender
By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title:  Director

BBVA USA, as Lender
By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

Citizens Bank, N.A., as Lender and Co-Documentation Agent
By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

First Horizon Bank, as Lender
By: /s/ Greg Gough
Name: Greg Gough
Title: Executive Vice President

HSBC Bank USA, n.a., as Lender
By: /s/ Darren Santos
Name: Darren Santos
Title: Senior Vice President, 22672

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Israel Discount Bank New York, as Lender
By: /s/ Avram Keusch
Name: Avram Keusch
Title:  Vice President
By: /s/ Zahi Levy
Name: Zahi Levy
Title:  Senior Vice President

MUFG Bank, Ltd., as Lender
By: /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Authorized Signatory

PNC Bank, National Association, as Lender
By: /s/ Jennifer L. Shafer
Name: Jennifer L. Shafer
Title: Vice President

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Raymond James Bank, n.a., as Lender
By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President

Regions Bank, as Lender
By: /s/ David Valentine
Name: David Valentine
Title:  Managing Director

Royal Bank of Canada, as Lender
By: /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

Trust Bank, (formerly known as suntrust bank), as Lender
By: /s/ Samantha Sanford
Name: Samantha Sanford
Title: Vice President

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as Lender
By: /s/ Richard M. Marsh
Name: Richard M. Marsh
Title: Senior Vice President

U.S. Bank National Association, as Lender
By: /s/ Cort Fontenot
Name: Cort Fontenot
Title: Senior Vice President

Wells Fargo Bank, National Association, as Lender
By: /s/ Brandon Kast
Name: Brandon Kast
Title: Director

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Reaffirmation, Acknowledgement, and Consent of Guarantor

Each of the undersigned heretofore executed and delivered to the Administrative Agent and the Lenders certain Guaranties. Each of the undersigned hereby consents to this Amendment as set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect as of the date hereof after giving effect to this Amendment. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into this Amendment set forth above.

“Guarantors”
DKL Permian Gathering, LLC, a Texas limited liability company
By:/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

DKL Pipeline, LLC, a Delaware limited liability company
By: /s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer
        By: /s/ Abigail Yates
Name: Abigail Yates
Title: Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to
Third Amended and Restated Credit Agreement]

Annex I to First Amendment to Third Amended and Restated Credit Agreement

Exhibit E
___________________________________________________
Compliance Certificate
Date: __________
To: Fifth Third Bank, National Association, as Administrative Agent under, and the Lenders and the L/C Issuers from time to time party thereto, the Credit Agreement described below
This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Third Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of September 28, 2018, among the Administrative Agent, Bank of America, N.A., Compass Bank, MUFG Bank, Ltd., and Royal Bank of Canada, as Co-Syndication Agents, and Barclays Bank PLC, Citizens Bank, N.A., PNC Bank, National Association, U.S. Bank N.A., Bank Hapoalim B.M., Regions Bank and SunTrust Bank, as Co-Documentation Agents the Lenders and the L/C Issuers from time to time party thereto, the Guarantors from time to time party thereto, Delek Logistics Partners, LP (the “Borrowers’ Agent”) and the other Borrowers party thereto. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.
The Undersigned hereby certifies that:
        1. I am the duly elected/appointed ____________ of the General Partner and in such capacity, I am providing this Compliance Certificate on behalf of the Borrowers’ Agent.
        2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Consolidated Group during the accounting period covered by the attached financial statements;
        3. The examinations described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;
        4. The financial statements required by Section 6.1 of the Credit Agreement are being furnished to you concurrently with this Compliance Certificate fairly represent in all material respects in accordance with GAAP the consolidated financial condition of the MLP as of the dates indicated and the results of its operations and changes in its cash flows for the periods indicated, subject to normal year end audit adjustments and the absence of footnotes; and
        5. The representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date).
        6. The Schedule I hereto sets forth financial data and computations evidencing the Borrowers’ compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.
Described below are the exceptions, if any, to paragraph 3 above by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, is taking, or proposes to take with respect to each such condition or event:

In the event of a conflict between the attached Schedule I and any certifications relating thereto and the Credit Agreement and related definitions used in calculating such covenants, the Credit Agreement and such related definitions shall govern and control. The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of the date first above written.
Delek Logistics Partners, LP
By: Delek Logistics GP, LLC, its general partner
By: ___________________________________
Name: ______________________________
Title: _______________________________
By: ___________________________________
Name: ______________________________
Title: _______________________________

Schedule I
to Compliance Certificate
Delek Logistics Partners, LP
Compliance Calculations
for Third Amended and Restated Credit Agreement dated as of
September 28, 2018
Calculations as of _____________, _______

A. Total Leverage Ratio (Section 6.20(a))
1. Total Funded Debt	$___________
2. Consolidated Cash on Hand (not to exceed $20,000,000)[1]	___________
3. Line A1 minus Line A2 (“Total Net Funded Debt”)	___________

4. Net Income for past 4 quarters	___________
5. Interest Expense for past 4 quarters	___________
6. Income taxes for past 4 quarters	___________
7. Depreciation and amortization expense for past 4 quarters	___________
8. Non cash extraordinary charges/(credits) incurred by the MLP or its Subsidiaries for past 4 quarters to comply with GAAP	___________
9. Material Project EBITDA Adjustment	___________
10. Non cash Equity Based Compensation	___________
11. Sum of Lines A4, A5, A6, A7, A8, A9 and A10 (“EBITDA”)	___________
12. Ratio of Line A3 to Line A11	____:1.0
13. Line A12 ratio must not exceed	____:1.0
14. The Borrowers are in compliance (circle yes or no)	yes/no

B. Senior Leverage Ratio (Section 6.20(b))
1. Total Net Funded Debt (from Line A3) [2]	$___________
1  Solely with respect to the covenants set forth in Section 6.20 as reflected in the quarterly report and officer’s certificate required to be delivered pursuant to Section 6.1(a) and 6.1(c), respectively, for the fiscal quarter ended June 30, 2020, “Total Leverage Ratio” means the ratio of (a) Total Funded Debt as of such date to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a onequarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures.
2  Solely with respect to the covenants set forth in Section 6.20 as reflected in the quarterly report and officer’s certificate required to be delivered pursuant to Section 6.1(a) and 6.1(c), respectively, for the fiscal quarter ended June 30, 2020, “Senior Leverage Ratio” means the ratio of (a) Total Funded Debt as of such date that is not Subordinated Debt and that is secured by a Lien or Liens on any Property of the Consolidated Group to (b) EBITDA as of the last day of the period of four fiscal quarters most recently ended, but, to the extent permitted by GAAP, allowing for a onequarter delay with respect to such EBITDA that is attributable to Permitted Joint Ventures.

2. Subordinated Debt	$___________
3. Unsecured Indebtedness (other than Subordinated Debt)	$___________
4. Line B1 minus Lines B2 and B3	$___________
6. EBITDA (from Line A11)	$___________
7. Ratio of Line B4 to Line B6	____:1.0
8. Line B7 ratio must not exceed	____:1.0
9. The Borrowers are in compliance (circle yes or no)	yes/no

C. Interest Coverage Ratio (Section 6.20(c))
1. EBITDA (from Line A11)	$___________
2. Cash Interest Expense for past 4 quarters	$___________
3. Ratio of Line C1 to Line C2	____:1.0
4. Line C3 ratio must not be less than	2.0:1.0
5. The Borrowers are in compliance (circle yes or no)	yes/no